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                        MASTER EQUIPMENT LEASE AGREEMENT
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                               (1998 Transaction)
                           (Coca-Cola Trust No. 97-1)


                          Dated as of January 14, 1998

                                     Between
                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not in its individual capacity except
                        as expressly provided herein, but
             solely as Owner Trustee under Coca-Cola Trust No. 97-1,
                                    as Lessor

                                       and

                      COCA-COLA BOTTLING CO. CONSOLIDATED,
                                    as Lessee




CERTAIN OF THE RIGHT, TITLE AND INTEREST OF LESSOR IN AND TO THIS LEASE AND THE
RENT DUE AND TO BECOME DUE HEREUNDER (EXCLUDING THE EXCEPTED PROPERTY) HAVE BEEN
ASSIGNED AS COLLATERAL SECURITY TO, AND ARE SUBJECT TO A SECURITY INTEREST
GRANTED BY LESSOR, AS DEBTOR, IN FAVOR OF, NATIONSBANK, N.A., AS AGENT FOR THE
BENEFIT OF THE LENDERS AND THE HOLDERS, AS SECURED PARTY. INFORMATION CONCERNING
SUCH SECURITY INTEREST MAY BE OBTAINED FROM NATIONSBANK, N.A., AS AGENT,
PURSUANT TO THE NOTICE PROVISIONS SET FORTH IN SECTION 20 OF THIS LEASE. SEE
SECTION 24.2 OF THIS LEASE FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS
OF THE VARIOUS COUNTERPARTS HEREOF INCLUDING WITHOUT LIMITATION THE ORIGINAL
CHATTEL PAPER COPY HEREOF.


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                                TABLE OF CONTENTS

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SECTION 1. DEFINITIONS............................................................................................1

SECTION 2. ACCEPTANCE AND LEASING OF EQUIPMENT....................................................................1

SECTION 3. TERM AND RENT..........................................................................................2
         3.1     Lease Term.......................................................................................2
         3.2     Basic Rent.......................................................................................2
         3.3     Supplemental Rent................................................................................2
         3.4     Manner of Payments...............................................................................3
         3.5     Minimum Rent.....................................................................................4

SECTION 4 OWNERSHIP AND EQUIPMENT IDENTIFICATION..................................................................4
         4.1     Retention of Title; Accounting Characterization; Finance Lease...................................4
         4.2     (Intentionally Omitted)..........................................................................5
         4.3     Certain Designations.............................................................................5
         4.4     Titled Equipment.................................................................................5

SECTION 5. DISCLAIMER OF WARRANTIES...............................................................................6

SECTION 6. DELIVERY OF EQUIPMENT; CONDITION OF EQUIPMENT; STORAGE.................................................7
         6.1     Delivery of Equipment............................................................................7
         6.2     Condition of Equipment...........................................................................7
         6.3     Storage..........................................................................................8
         6.4     Delivery to Lessor...............................................................................8

SECTION 7. LIENS..................................................................................................8

SECTION 8. MAINTENANCE AND OPERATION; POSSESSION AND USE..........................................................8
         8.1     Maintenance and Operation........................................................................8
         8.2     Possession and Use...............................................................................9

SECTION 9. MODIFICATIONS..........................................................................................9
         9.1     Required Modifications...........................................................................9
         9.2     Optional Modifications...........................................................................9
         9.3     Replacement of Parts............................................................................10

SECTION 10.  VOLUNTARY EARLY TERMINATION.........................................................................10
         10.1  Right of Termination..............................................................................10
         10.2  Bid Solicitation Process..........................................................................11

SECTION 11.  LOSS, DESTRUCTION, REQUISITION, ETC.................................................................11
         11.1  Event of Loss.....................................................................................11

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         11.2  Replacement or Payment upon Event of Loss.........................................................12
         11.3  Basic Rent Termination............................................................................12
         11.4  Disposition of Equipment; Replacement of Equipment................................................13
         11.5  (Intentionally Omitted)...........................................................................14
         11.6  Reservation of Amounts Regarding Lease Default or Lease Event of Default..........................14

SECTION 12.  INSURANCE...........................................................................................14

SECTION 13.  LESSOR'S INSPECTION RIGHTS..........................................................................14

SECTION 14.  EVENTS OF DEFAULT...................................................................................15

SECTION 15.  REMEDIES............................................................................................16
         15.1  Remedies..........................................................................................16
         15.2  Cumulative Remedies...............................................................................19
         15.3  No Waiver.........................................................................................19
         15.4  Lessee's Duty to Return Equipment Upon a Lease Event of Default...................................19
         15.5  Fair Market Sales Value...........................................................................19

SECTION 16.  FURTHER ASSURANCES; EXPENSES........................................................................19
         16.1  Further Assurances................................................................................19
         16.2  Expenses..........................................................................................20

SECTION 17.  LESSOR'S RIGHT TO PERFORM...........................................................................20

SECTION 18.  ASSIGNMENT..........................................................................................20
         18.1  Assignment by Lessor..............................................................................20
         18.2  ASSIGNMENT BY LESSEE..............................................................................21

SECTION 19.  NET LEASE, ETC......................................................................................21

SECTION 20.  NOTICES.............................................................................................22

SECTION 21.  SUBLEASE............................................................................................22

SECTION 22. END OF TERM PURCHASE, SALE AND RENEWAL OPTIONS.......................................................23
         22.1  Election of End of Term Options...................................................................23
         22.2  Purchase by Lessee; Purchase by Third Party Purchasers............................................24
         22.3  Renewal Option....................................................................................25

SECTION 23.  LIMITATION OF LESSOR'S LIABILITY....................................................................25

SECTION 24.  MISCELLANEOUS.......................................................................................26
         24.1  Governing Law; Waiver of Jury Trial; Severability.................................................26
         24.2  Execution in Counterparts.........................................................................26
         24.3  Personal Property Taxes...........................................................................26
         24.4  Amendments and Waivers............................................................................26


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         24.5  Business Days.....................................................................................27
         24.6  Directly or Indirectly............................................................................27
         24.7  Incorporation by Reference........................................................................27
         24.8  Uniform Commercial Code...........................................................................27
         24.9  Break-Amount......................................................................................27
         24.10   Title Representation by Lessee..................................................................28


EXHIBIT A      -  Lease Supplement


APPENDIX A   -    Definitions


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


                        MASTER EQUIPMENT LEASE AGREEMENT
                               (1998 Transaction)
                           (Coca-Cola Trust No. 97-1)


         THIS MASTER EQUIPMENT LEASE AGREEMENT (1998 Transaction) (Coca-Cola Trust No. 97-1) is dated as of January 14, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Lease") between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1 (together with its successors and assigns permitted hereunder, the "Lessor"), and COCA-COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation (together with its successors and assigns permitted hereunder, the "Lessee").

                              W I T N E S S E T H :

SECTION 1.        DEFINITIONS.

         Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings set forth in Appendix A hereto for all purposes of this Lease. The General Provisions of Appendix A hereto are hereby incorporated by reference herein.

SECTION 2.        ACCEPTANCE AND LEASING OF EQUIPMENT.

         Subject to satisfaction or waiver of the conditions set forth in Sections 4.1 and 4.2 of the Participation Agreement, Lessor hereby agrees on the applicable Acceptance Date for each Unit (a) to accept delivery of such Unit from the appropriate Seller simultaneously with the delivery of such Unit from such Seller, as acceptance shall be evidenced by the execution and delivery by Lessor (or such other parties referenced below) of a Certificate of Acceptance with respect to such Unit and (b) to lease such Unit to Lessee hereunder. On the applicable Acceptance Date for each Unit, Lessee hereby agrees to lease from Lessor hereunder each Unit, as evidenced by the execution and delivery by Lessee and Lessor of a Lease Supplement (substantially in the form of Exhibit A hereto) covering such Unit. Lessor hereby authorizes Lessee or an authorized representative of Lessee to act on behalf of Lessor to accept delivery of each Unit and to execute and deliver Certificates of Acceptance with respect thereto, all in accordance with Section 2.3(c) of the Participation Agreement. Lessee hereby agrees that acceptance of delivery of any Unit by Lessee or its authorized representative on behalf of Lessor shall, without further act, irrevocably constitute acceptance by Lessee (as between Lessor and Lessee) of such Unit for all purposes of this Lease.



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

SECTION 3.        TERM AND RENT.

         3.1      LEASE TERM.

         The interim term of this Lease (the "Interim Term") for each Unit shall commence on the applicable Interim Term Commencement Date and subject to earlier termination pursuant to Sections 10, 11 and 15, shall expire on the Interim Term Expiration Date. The Interim Term Expiration Date with respect to any Unit shall not be later than the Basic Term Commencement Date for such Unit.

         The basic term of this Lease (the "Basic Term") for each Unit shall commence on the Basic Term Commencement Date and subject to earlier termination pursuant to Sections 10, 11 and 15, shall expire on the Basic Term Expiration Date. Subject and pursuant to Section 22.3, Lessee may elect one or more Renewal Terms for all, but not less than all, the Equipment in a particular Class; provided, Lessee may not renew this Lease respecting any Unit in a particular Class unless Lessee renews this Lease respecting all Units in such Class at the same time.

         3.2      BASIC RENT.

         Lessee hereby agrees to pay Basic Rent to Lessor for each Unit throughout the Term in consecutive installments payable in arrears on each Payment Date during the Term. In connection with (and simultaneously with) each such payment, Lessee shall provide notice to Lessor specifying the amount of such payment of Basic Rent applicable to Class A Equipment, Class B Equipment and/or Class C Equipment.

         3.3      SUPPLEMENTAL RENT.

         Lessee hereby agrees to pay to Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent, upon the date the same shall become due and owing, or where no due date is specified, within 30 days after demand by the Person entitled thereto. In connection with each such payment, Lessee shall provide notice to Lessor specifying the amount of such payment of Supplemental Rent applicable to Class A Equipment, Class B Equipment and/or Class C Equipment. In the event of any failure on the part of Lessee to pay any Supplemental Rent due and owing to (i) Lessor, Lessor shall have all rights, powers and remedies provided for herein or by Law or equity or otherwise as in the case of nonpayment of Basic Rent or (ii) to any Person (other than Lessor), such Person shall have all rights, powers and remedies available at Law or in equity. In clarification of the foregoing and not in limitation of Lessee's general obligation to pay all amounts of Supplemental Rent due and owing from time to time, Lessee hereby agrees to pay as Supplemental Rent (a) on demand, to the extent permitted by applicable Law, an amount equal to interest at the applicable Late Rate on (i) any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and (ii) any payment of Supplemental Rent not paid when due or within 30 days after such Supplemental Rent has been demanded by the Person entitled thereto as referenced above in this Section 3.3, as the case may be, for the period from such due date or demand until the same shall be paid, (b) in the case of a prepayment of any Note and/or any early redemption of any Certificate as a result of the



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


voluntary early termination of this Lease with respect to any Equipment pursuant to Section 10, on the date of such prepayment and/or early redemption, an amount equal to the applicable Break-Amount, if any, payable in respect of such Note and/or Certificate being prepaid at either such time, (c) all amounts due and owing under the Operative Agreements by any Person from time to time (except for such amounts that (i) have otherwise been paid by Lessee as Basic Rent and (ii) are otherwise due and owing by (A) the Holders to the Owner Trustee pursuant to
Section 6.03 of the Trust Agreement or (B) the Lenders to the Agent pursuant to
Section 8.4 of the Loan Agreement (provided, the obligations of the Holders and the Lenders described in this subsection (ii) shall not diminish the indemnification obligations of Lessee under the Operative Agreements)), (d) any other amounts due and owing to the Participants or the Bank Lenders under the Operative Agreements, including without limitation pursuant to Sections 9.1, 9.2 and 9.3 of the Participation Agreement, (e) all amounts due and owing from time to time with regard to the Arrangement Fee and/or the Fees, (f) all amounts due and owing from time to time to a Bank Lender pursuant to Section 8.2(b) of the Participation Agreement, (g) the Odd Lot Amount, (h) the out-of-pocket cost and expenses, if any, of the Initial Lender and the Bank Lenders under Section 8.2(b) of the Participation Agreement and (i) the amount payable by Lessor under the Loan Agreement as the Interest Component of Commercial Paper on each day that Commercial Paper matures, to the extent such interest has accrued since the preceding Scheduled Payment Date on any Commercial Paper which was outstanding at any time since the preceding Scheduled Payment Date.

         3.4      MANNER OF PAYMENTS.

         Until such time as the Loan Agreement has been discharged pursuant to its terms, all Rent (excluding Segregated Excepted Property but including all other Excepted Property) shall be paid by Lessee to the Agent on behalf of Lessor to an account or location in the United States specified by the Agent from time to time hereafter. Segregated Excepted Property shall be paid by Lessee directly to the Person entitled to receive the same. All Rent and other amounts payable hereunder from time to time (including without limitation amounts payable by Third Party Purchasers and insurers) shall be paid by Lessee or such other Person in funds consisting of lawful currency of the United States of America, which (subject to the second paragraph of this Section 3.4) shall be immediately available to the recipient not later than 11:00 A.M. (Eastern time) on the date of such payment. Subsequent to the discharge of the Loan Agreement pursuant to its terms, all Rent payable to the Agent pursuant to the first sentence of this Section 3.4 shall be paid to Lessor (or its designee) to an account or location in the United States specified by such Person from time to time hereafter.

         Whenever the date scheduled for any payment to be made hereunder shall not be a Business Day, then such payment need not be made on such scheduled date but may be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date (subject to accrual and payment of interest or yield, as the case may be, for the period of such extension) on such next succeeding Business Day); provided, notwithstanding the foregoing, (i) where the next succeeding Business Day falls in the next succeeding calendar month such payment shall be made on the next preceding Business Day, (ii) no payment date shall extend beyond the Maturity Date or the Expiration Date and
(iii) where a payment period


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begins on the day for which there is no numerically corresponding day in the calendar month in which such payment period is to end, such payment period shall end on the last Business Day of such calendar month.

         3.5      MINIMUM RENT.

         Notwithstanding any language to the contrary contained herein or in any other Operative Agreement, Rent payable hereunder shall at all times be sufficient to satisfy the provisions of Section 6.8 of the Participation Agreement.

SECTION 4.        OWNERSHIP AND EQUIPMENT IDENTIFICATION.

         4.1      RETENTION OF TITLE; ACCOUNTING CHARACTERIZATION; FINANCE
LEASE.

         (a) Lessor shall and hereby does retain full legal title to each and every Unit of the Equipment notwithstanding the delivery to and possession and use of the Equipment by Lessee hereunder or any sublessee under any sublease permitted hereby.

         (b) Lessor and Lessee intend that (i) for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease",
(B) Lessor will be treated as the owner and lessor of the Equipment and (C) Lessee will be treated as the lessee of the Equipment, but (ii) for all federal, state and local income tax purposes, bankruptcy purposes, regulatory purposes, commercial Law and all other purposes (A) this Lease will be treated as a financing arrangement with Lessor, pursuant to the terms of this Lease, being granted a purchase money security interest in the Equipment and (B) Lessee will be treated as the owner of the Equipment and will be entitled to all tax benefits ordinarily available to owners of property similar to the Equipment for such tax purposes. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory or commercial Law or under any other set of rules. Lessee shall claim the cost recovery deductions associated with the Equipment, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's claim of such deductions. To the extent reasonably requested by Lessee, Lessor shall cooperate with Lessee to allow Lessee to obtain the contemplated tax benefits of this Lease referenced above, including without limitation the filing of any statements with respect to tax abatements or requirements; provided, any such statements and/or other documentation so required of Lessor (1) shall be produced by Lessee for signature by Lessor and (2) shall be reasonably acceptable to Lessor and any professionals selected by Lessor for such review. Lessee shall pay all reasonable out-of-pocket amounts arising with respect to the matters described in the preceding sentence, including without limitation the reasonable fees and reasonable out-of-pocket expenses of any and all professionals working on behalf of Lessor with regard to any such matter.

         (c) For all purposes other than as set forth in clause (i) of Section 4.1(b), Lessor and Lessee intend this Lease to constitute a finance lease and not a true lease. Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations hereunder, (i) this



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Lease shall be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code with respect to the Equipment and all proceeds (including without limitation insurance proceeds thereof), (ii) Lessee hereby grants to Lessor, a Lien on all of Lessee's right, title and interest in and to the Equipment and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by the Equipment, such Lien to secure all obligations of Lessee under this Lease and the other Operative Agreements and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such Lien under applicable Law. Lessor and Lessee shall promptly take such actions as may be necessary or advisable in either party's reasonable opinion (including without limitation the filing of Uniform Commercial Code financing statements and notices of this Lease and the various Lease Supplements) to ensure that the Lien on the Equipment and the other items referenced above will be deemed to be a perfected Lien of first priority under applicable Law and will be maintained as such throughout the Term.

         4.2      (INTENTIONALLY OMITTED)

         4.3      CERTAIN DESIGNATIONS.

         Lessee may cause the Equipment to be lettered with the names or initials or other insignia customarily used by Lessee or any permitted sublessees for convenience of identification of the right of any such Person to use the Equipment.

         4.4      TITLED EQUIPMENT.

         To the extent no Lease Default or Lease Event of Default shall have occurred and be continuing and subject in all cases to the Collateral Agency Agreement, Lessor hereby agrees to permit registration and titling of all Units constituting motor vehicles subject to state titling statutes to be registered and titled in the name of "Coca-Cola Bottling Co. Consolidated" or such similar name as required by the applicable government entity issuing such registration and/or certificate of title and to permit all such registrations to be retained by Lessee and all such certificates of title to be retained by the Agent; provided, Lessee shall cause all such registrations and certificates of title to specify the Agent as the sole lienholder with respect to each Unit, as applicable. Lessee shall cause all such certificates of title to be delivered to the Agent at 101 North Tryon Street, 15th Floor, Charlotte, North Carolina 28255, Attention: Ms. Jesse London, or such other address as the Agent may specify from time to time. Notwithstanding the foregoing, Lessor and Lessee agree that the registration and titling of all Units referenced above in the name of "Coca-Cola Bottling Co. Consolidated" is merely for purposes of facilitating efficient record-keeping and administration with regard to such Units and is not intended to (and shall not) impair or otherwise negatively affect Lessor's full legal title to each and every such Unit. Lessee hereby irrevocably appoints Lessor, or any Person or agent Lessor may designate, as Lessee's agent and Lessee's attorney-in-fact, at Lessee's cost and expense, for the sole and


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limited purpose of executing in the name of Lessor on behalf of Lessee or in the name of Lessee (as Lessor shall deem to be necessary or appropriate) any and all documents regarding the registration and/or titling (including without limitation any transfer of any such registration and/or titling) of all Units referenced above. The foregoing appointment of Lessor as agent and attorney-in-fact for Lessee (a) is a power coupled with an interest and is irrevocable and (b) shall automatically be extinguished without further action upon the date 90 days after the expiration or earlier termination of this Lease.

SECTION 5.        DISCLAIMER OF WARRANTIES.

         Without waiving any claim Lessee may have against any Seller, LESSEE ACKNOWLEDGES AND AGREES, AS BETWEEN LESSEE AND LESSOR, THAT EXECUTION OF THE APPLICABLE LEASE SUPPLEMENT BY LESSEE SHALL WITHOUT FURTHER ACTION CONSTITUTE THE AGREEMENT OF LESSEE AS TO ALL UNITS REFERENCED IN SUCH LEASE SUPPLEMENT THAT LESSEE WAIVES ALL CLAIMS AGAINST LESSOR AND RELEASES LESSOR FROM ALL LIABILITY AS TO THE FOLLOWING MATTERS: (A) EACH UNIT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY AND ACCEPTABLE TO LESSEE, (B) LESSEE IS SATISFIED THAT EACH UNIT IS SUITABLE FOR ITS PURPOSES, (C) NEITHER LESSOR, ANY LENDER, ANY BANK LENDER, THE AGENT NOR ANY HOLDER IS A MANUFACTURER OR A DEALER IN PROPERTY SIMILAR TO ANY UNIT, (D) EACH UNIT IS LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED AND (E) LESSOR LEASES AND LESSEE TAKES EACH UNIT "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", IN WHATEVER CONDITION IT MAY BE, AND LESSEE ACKNOWLEDGES THAT NEITHER LESSOR, AS LESSOR OR IN ITS INDIVIDUAL CAPACITY, ANY LENDER, ANY BANK LENDER, THE AGENT NOR ANY HOLDER MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OR REPRESENTATIONS EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY THEREOF OR AS TO THE TITLE OF ANY UNIT, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that Lessor, in its individual capacity, represents and warrants that as of each Acceptance Date, Lessor shall have received whatever title to the applicable Units as was conveyed to Lessor by the applicable Seller and the applicable Units will be free of Lessor's Liens attributable to Lessor in its individual capacity and; provided, that the foregoing disclaimer in clause (E) shall not extend to any representations and warranties of any such Person contained in the Participation Agreement. Lessor hereby appoints and constitutes Lessee its agent and attorney-in-fact during the Term to assert and enforce, from time to time, in the name and for the account of Lessor and Lessee, as their interests may appear, but in all cases at the sole cost and expense of Lessee,

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whatever claims and rights Lessor may have as owner of the Equipment against the manufacturers and all prior owners thereof and Lessee hereby accepts such appointment; provided, however, that if at any time a Lease Default or Lease Event of Default shall have occurred and be continuing, at Lessor's option, such power of attorney shall terminate, and Lessor may assert and enforce, at Lessee's sole cost and expense, such claims and rights. Lessee's execution and delivery of a Lease Supplement shall be conclusive evidence as between Lessee and Lessor that all Units described therein are in all the foregoing respects satisfactory to Lessee.

SECTION 6.        DELIVERY OF EQUIPMENT; CONDITION OF EQUIPMENT; STORAGE.

         6.1      DELIVERY OF EQUIPMENT.

         On the Basic Term Expiration Date or the date of expiration of any applicable Renewal Term elected in accordance with Section 22 and assuming Lessee has not purchased the Equipment for the account of Lessee in accordance with the terms of this Lease, Lessee shall, at its sole cost and expense, deliver possession of all the Equipment in the condition required by Section 6.2 to the applicable Third Party Purchaser at any location selected by the applicable Third Party Purchaser. In a timely manner prior to the expiration of the applicable Term, Lessee shall obtain from the applicable Third Party Purchaser the designated return location with respect to the Equipment selected by such Third Party Purchaser. The Equipment when delivered to the applicable Third Party Purchaser shall be in the condition required pursuant to Section
6.2. Third Party Purchasers may act on behalf of themselves or through designated parties for purposes of Sections 6.1 through 6.3.

         6.2      CONDITION OF EQUIPMENT.

         Each Unit when delivered to the applicable Third Party Purchaser pursuant to Section 6.1 shall be (a) in the condition specified in Sections 8.1 and 9.1, (b) capable of being immediately operated by any Person experienced in the operation of equipment similar to the Equipment without further inspection, repair, replacement, alteration or improvement and (c) free and clear of all Liens except Lessor's Liens. All logs, records, books and other materials relating to the maintenance of each Unit shall be made available to the applicable Third Party Purchaser upon the delivery of such Unit. Prior to the end of the Term, each potential Third Party Purchaser shall have the right to inspect (at the sole cost and expense of such Third Party Purchaser) any Unit that is to be delivered pursuant to Section 6.1 to ensure that such Unit is in compliance with the conditions set forth in this Section 6.2. Such inspections shall be during Lessee's normal business hours and upon reasonable prior notice to Lessee; provided, upon the occurrence of any Lease Default or Lease Event of Default, such right of inspection shall be unconditionally available to Lessor or any Third Party Purchaser at any time and at the sole cost and expense of Lessee. A Unit shall not be deemed to have been delivered to Lessor or any applicable Third Party Purchaser for purposes of this Lease unless and until it is in compliance with the conditions set forth in this Section 6.2.

         6.3      STORAGE.

         In the event of a sale of Units to a Third Party Purchaser, Lessee shall permit each Third Party Purchaser to store its respective Units, free of charge, at a facility of Lessee for a period (the "Initial Storage Period") beginning on the expiration date of the applicable Term and ending not more than 60 days thereafter. During the Initial Storage Period, Lessee shall be responsible for any storage in respect of the stored Units, and at Lessee's sole cost and expense, Lessee shall maintain insurance in respect thereof in accordance with Section 12. Following the expiration of the Initial Storage Period, Lessee shall permit the applicable Third Party Purchaser, at the sole cost and expense of such Third Party Purchaser, to store the Equipment for up to an additional 60 days (the "Additional Storage Period", collectively with the Initial Storage Period, the "Storage Period") at such location. During the Storage Period, Lessee will permit the applicable Third Party Purchaser and any representative or representatives of any prospective purchaser or user of any Unit to inspect the same during Lessee's normal business hours; provided, that such inspection shall be arranged at a mutually convenient time (not unduly delayed from the time so requested) so as not to materially interfere with the normal conduct of Lessee's business. Lessee shall not be required to store the Equipment after the Storage Period.

         6.4      DELIVERY TO LESSOR.

         Notwithstanding the other provisions of this Lease, Sections 6.1 through 6.3 shall also apply to any delivery of any Unit to Lessor (as if Lessor were named as a Third Party Purchaser) in connection with the exercise by Lessor of remedies pursuant to the occurrence of any Lease Event of Default and/or the exercise by Lessor of its rights pursuant to Section 22.2(b). Lessor may act on behalf of itself or through designated parties for purposes of Sections 6.1 through 6.3.

SECTION 7.        LIENS.

         Lessee shall not directly or indirectly create, incur, assume, permit or suffer to exist any Lien on or with respect to any Unit or Lessee's leasehold interest therein under this Lease, except Permitted Liens and Lessor's Liens, and Lessee shall promptly, at its sole cost and expense, take such action or cause such action to be taken as may be necessary to duly discharge to the satisfaction of Lessor (by bonding or otherwise) any such Lien not excepted above whether now existing or arising at any time after the date of this Lease.

SECTION 8.        MAINTENANCE AND OPERATION; POSSESSION AND USE.

         8.1      MAINTENANCE AND OPERATION.

         Lessee, at its sole cost and expense, shall maintain, repair and keep each Unit, and shall operate each Unit in (a) good working order, repair and operating condition and in the repair and condition as when originally delivered to Lessee (assuming such Unit was fully equipped to operate in commercial service at the time of such delivery), ordinary wear and tear from proper use thereof excepted, and refurbished where necessary, (b) a manner consistent with maintenance practices used by Lessee in respect of equipment owned or leased by Lessee similar in type to such Unit, (c) a manner consistent with prudent industry standards in respect of equipment similar in type to such Unit, (d) accordance with all insurance policies required to be maintained pursuant to Section 12, (e) compliance with applicable maintenance and repair standards and procedures set forth in the manufacturer's manuals pertaining to such Unit and as otherwise may be required to enforce any warranty claims respecting such Unit and (f) compliance with all Laws applicable to such Unit and the use and operation thereof. In no event shall Lessee discriminate as to the use or maintenance of any Unit (including without limitation the periodicity of maintenance or recordkeeping in respect of such Unit) as compared to equipment of a similar nature which Lessee owns or leases. Lessee will maintain all records, logs and other materials regarding the Equipment required by relevant industry standard or any applicable Law, all as if Lessee were the owner of the Equipment, regardless of whether any such requirements, by their terms, are nominally imposed on Lessee, Lessor or any Holder.

         8.2      POSSESSION AND USE.

         Lessee shall be entitled to use of the Equipment only in the manner for which the Equipment was designed and intended and so as to subject the Equipment only to ordinary wear and tear. In no event shall Lessee make use of any Equipment (a) in any jurisdiction not included in the insurance coverage required by Section 12, (b) in any manner which invalidates any warranty coverage respecting any Equipment, (c) in any manner which violates any Law, (d) for the storage or transport of any Hazardous Material, other than (i) in the ordinary course of business for Lessee and (ii) in a manner which does not give rise to any Material Adverse Effect or (e) in any manner which results at any time in an Environmental Violation, other than (i) in the ordinary course of business for Lessee and (ii) in a manner which does not give rise to any Material Adverse Effect.

SECTION 9.        MODIFICATIONS.

         9.1      REQUIRED MODIFICATIONS.

         In the event any Governmental Authority having jurisdiction over any Unit requires that such Unit be altered, replaced or modified (a "Required Modification"), Lessee agrees within 45 days of Lessee gaining knowledge of such requirement to give Lessor and the Agent notice of such requirement and of an election by Lessee either (a) to promptly (but in any event within the time period by which the Required Modification is required to be made) make such Required Modification at its sole cost and expense or (b) to deem an Event of Loss to have occurred with respect to such Unit. Title to any Required Modification shall immediately vest in Lessor upon completion thereof.

         9.2      OPTIONAL MODIFICATIONS.

         In addition to making Required Modifications, Lessee at any time may otherwise modify, alter or improve any Unit (an "Optional Modification"); provided, that no Optional Modification shall diminish the value, utility, capacity or remaining economic useful life of such Unit below the value, utility, capacity or remaining economic useful life of such Unit immediately prior to such Optional Modification, assuming such Unit was then in the condition required to be maintained by the terms of this Lease. Title to any Optional Modification which is not readily removable without causing material damage to a Unit shall immediately vest in Lessor, and title to any other Optional Modification (a "Severable Modification") shall remain with Lessee. Lessee may remove (and, at Lessor's direction, will remove) any Severable Modification at Lessee's sole cost and expense. Lessee, at its sole cost and expense, shall repair any damage to any Unit caused by the installation and/or removal of any Severable Modification. If Lessee does not elect to remove such Severable Modification, then Lessee shall return the Unit with such Severable Modification intact, in which case such Severable Modification shall be deemed to be a part of such Unit and title thereto shall immediately vest in Lessor without further act or payment.

         9.3      REPLACEMENT OF PARTS.

         Lessee shall replace or cause to be replaced as promptly as practicable, and at its sole cost and expense, all Parts of any Unit which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever except as otherwise provided herein. All replacement parts shall be free and clear of all Liens (except Permitted Liens), shall be in good order and operating condition and otherwise satisfy the requirements of Section 8.1. All such replacement parts shall become the property of Lessor without further act or payment, shall constitute Parts hereunder, shall immediately become subject to this Lease and shall be deemed part of the Unit to which such Parts are attached for all purposes hereof to the same extent as the Parts originally comprising, or installed on, such Unit. Without further act or payment, the Parts replaced thereby shall become Lessee's or its designee's property.

SECTION 10.  VOLUNTARY EARLY TERMINATION.

         10.1     RIGHT OF TERMINATION.

         To the extent no Lease Default or Lease Event of Default shall have occurred and be continuing and, unless Lessee is terminating this Lease or purchasing the Equipment pursuant to Section 22 on the expiration date of the Basic Term or any Renewal Term (but only to the extent such expiration date shall occur on an annual anniversary of the Basic Term Commencement Date), Lessee may terminate this Lease respecting all, but not less than all, of the Equipment in a particular Class on any Scheduled Payment Date occurring after the first annual anniversary of the Basic Term Commencement Date (any such Scheduled Payment Date may be referred to herein as the "Termination Date") upon irrevocable written notice to Lessor and the Agent given at least 120 days (but not more than 180 days) prior to the Scheduled Payment Date designated for such early termination. Lessee may not exercise such early termination option respecting any Unit in a particular Class unless Lessee exercises such option respecting all Units in such Class at the same time. Lessee may exercise such early termination option to the extent the following conditions are met: (a) Lessee arranges for the sale of all Equipment in a particular Class to one or more Third Party Purchasers, (b) on the Termination Date each Third Party Purchaser pays Lessor the previously agreed purchase amount for such Equipment in good, immediately available funds, (c) in the event that the aggregate Proceeds of Sale are less than the aggregate Stipulated Loss Value for such Equipment for such date, Lessee shall pay Lessor the difference between such aggregate Proceeds of Sale and the aggregate Stipulated Loss Value for such date, (d) on the Termination Date, Lessee shall pay all Basic Rent then due and owing (including without limitation any interest or discount on outstanding Commercial Paper maturing after the Termination Date) and all Supplemental Rent then due and owing or accrued, (e) Lessee shall pay, or cause to be paid, all Sales Expenses associated with the sale of such Equipment and (f) Lessee shall deliver such Equipment to the applicable Third Party Purchaser in the condition required by
Section 6.2. Upon receipt of all funds then due and owing to Lessor hereunder,
(x) Lessor shall sell such Equipment to the applicable Third Party Purchaser on an "as-is", "where-is" and "with all faults" basis without recourse to or representation or warranty by Lessor (except as to the absence of Lessor's Liens) and deliver a bill of sale reasonably necessary to transfer to the applicable Third Party Purchaser all of Lessor's right, title and interest in and to such Equipment and (y) to the extent the aggregate Proceeds of Sale exceed the aggregate Stipulated Loss Value for such Equipment for the Termination Date and Lessee has made all other payments required at such time under the Operative Agreements, Lessor shall promptly remit such excess to Lessee. Except as expressly provided in this Section 10.1, Lessee may not early terminate this Lease; provided, to the extent (for whatever reason) this Lease is early terminated on any date other than a Scheduled Payment Date, Lessee shall on such date be obligated to pay, in addition to all other amounts then due and owing, the Break-Amount, if any, on the Notes and the Certificates.

         10.2     BID SOLICITATION PROCESS.

         During the period from the date of notice given pursuant to Section
10.1 to the Termination Date (or with regard to the application of this Section
10.2 to a sale of the Equipment pursuant to Section 22.2(b), the period from the date notice is given pursuant to Section 22.1 to the expiration date of the Basic Term or any Renewal Term as specified in such notice), Lessee, as agent for Lessor and at Lessee's sole cost and expense, shall use reasonable best efforts to obtain bids from prospective Third Party Purchasers for the cash purchase of all of the Equipment in a particular Class, and Lessee shall promptly, and in any event at least five Business Days prior to the proposed date of sale, certify to Lessor in writing the amount and terms of each such bid and the name and address of the party submitting such bid. Lessor shall have the right (but not the obligation) to obtain bids for the purchase of all such Equipment, either directly or through agents other than Lessee, but shall be under no duty to solicit bids, inquire into the efforts of Lessee to obtain bids or otherwise take any action in connection with arranging such sale.

SECTION 11.  LOSS, DESTRUCTION, REQUISITION, ETC.

         11.1     EVENT OF LOSS.

         In the event that any Unit (a) shall suffer damage, contamination, destruction or rendition of such Unit permanently unfit for normal use for any reason whatsoever, (b) shall suffer an actual or constructive total loss, (c) shall be permanently returned to the manufacturer or the

Seller, (d) shall be prohibited from being used in the normal course of interstate commerce by any Governmental Authority, (e) shall suffer theft or disappearance, (f) shall suffer any damage which results in an insurance settlement respecting such Unit on the basis of a total loss, (g) shall have title thereto taken or appropriated by any Governmental Authority under the power of eminent domain or otherwise, (h) shall be subject to a Required Modification with respect to which Lessee has made an election pursuant to
Section 9.1(b) or (i) shall be taken, requisitioned, condemned, confiscated or seized for use by any Governmental Authority under the power of eminent domain or otherwise (any such occurrence being hereinafter called an "Event of Loss"), Lessee, in accordance with the terms of Section 11.2, shall inform Lessor and the Agent of such Event of Loss.

         11.2     REPLACEMENT OR PAYMENT UPON EVENT OF LOSS.

         Upon the occurrence of an Event of Loss with respect to any Unit, Lessee shall within 45 days of such occurrence give Lessor and the Agent notice of such occurrence and of its election to perform one of the following options and the contemplated date of performance of such option (it being agreed that if Lessee shall not have given notice of such election within 45 days after such occurrence or if a Lease Default or Lease Event of Default shall have occurred and be continuing at any time from and including the date of occurrence of such Event of Loss to and including the last occurring Scheduled Payment Date for such Unit within 120 days of such occurrence, Lessee shall be deemed to have elected to perform the option set forth in the following paragraph (b)):

         (a) within 120 days of such occurrence, Lessee shall comply with
Section 11.4(b) and shall convey or cause to be conveyed to Lessor a Replacement Unit to be leased to Lessee hereunder, such Replacement Unit to be free and clear of all Liens (other than Permitted Liens) and to have a value, utility, capacity and remaining economic useful life at least equal to the Unit so replaced (assuming such Unit was in the condition required to be maintained by the terms of this Lease); provided, that if Lessee shall not perform its obligation to effect such replacement under this paragraph (a) during the period of time provided herein, then Lessee shall pay on the next succeeding Scheduled Payment Date for such Unit that is at least 30 days after the end of such period to Lessor the amounts specified in paragraph (b) below; or

         (b) on a Scheduled Payment Date for such Unit within 120 days of such occurrence, Lessee shall pay or cause to be paid (i) to Lessor (A) an amount equal to the Stipulated Loss Value of each such Unit suffering such occurrence determined as of such Scheduled Payment Date and (B) all Basic Rent payable on such date and (ii) to the Persons (including without limitation Lessor) entitled thereto all other unpaid Supplemental Rent due on or before such Scheduled Payment Date (including without limitation any Sales Expenses arising in connection with such termination and any interest or discount on outstanding Commercial Paper maturing after such Scheduled Payment Date); it being understood that until all such amounts referenced in this Section 11.2(b) are paid in full, there shall be no abatement or reduction of Basic Rent.

         11.3     BASIC RENT TERMINATION.

         Upon the replacement of any Unit in compliance with Section 11.2 (a) or upon the payment of all sums required to be paid pursuant to Section 11.2 (b) in respect of any Unit for which Lessee has elected to pay (or is deemed to have elected to pay pursuant to the proviso to Section 11.2(a)) the amounts specified in Section 11.2(b), the Term with respect to such replaced or terminated Unit and the obligation to pay Basic Rent for such replaced or terminated Unit accruing subsequent to the date of conveyance of such Replacement Unit pursuant to Section 11.2(a) or the date of payment of all amounts due pursuant to Section 11.2(b), as the case may be, shall terminate; provided, that Lessee shall be obligated to pay all Rent (including without limitation any interest or discount on outstanding Commercial Paper maturing after the date such Unit was replaced or terminated) in respect of such replaced or terminated Unit which has accrued up to and including the date of conveyance of such Replacement Unit pursuant to
Section 11.2 (a) or the date of payment of all amounts due pursuant to Section
11.2 (b), as the case may be; provided, further, Lessee shall be obligated to pay Basic Rent regarding all Units remaining under the Lease (including without limitation each Replacement Unit) and such termination of the obligation to pay Basic Rent in respect of such replaced or terminated Unit shall not invalidate Lessee's continuing indemnity obligation with respect thereto.

         11.4     DISPOSITION OF EQUIPMENT; REPLACEMENT OF EQUIPMENT.

         (a) Upon the payment of all sums required to be paid pursuant to
Section 11.2 in respect of any Unit, Lessor shall convey to Lessee or its designee all right, title and interest of Lessor in and to such Unit, "as-is", "where-is" and "with all faults", without recourse to or representation or warranty by Lessor, except for a warranty against Lessor's Liens, and shall execute and deliver to Lessee or its designee bills of sale to evidence such conveyance. As to each separate Unit so disposed of, Lessee or its designee shall be entitled to any amounts arising from such disposition, plus any awards, insurance or other proceeds and damages received by Lessee, Lessor or the Agent by reason of such Event of Loss after having paid the Stipulated Loss Value attributable thereto and all other amounts of Rent then due and payable in respect thereof, provided, that if a Lease Default or Lease Event of Default shall have occurred and be continuing, the amounts referred to in this sentence which are payable to Lessee shall be paid to Lessor, and Lessor shall hold such amounts received as security for Lessee's obligations hereunder subject to the provisions of Section 11.6.

         (b) At the time of or prior to any replacement of any Unit, Lessee, at its sole cost and expense, shall (i) cause good and marketable legal title with respect to the Replacement Unit to be conveyed to Lessor, free and clear of all Liens, (ii) cause a Lease Supplement substantially in the form of Exhibit A hereto, subjecting such Replacement Unit to this Lease, and duly executed by Lessee, to be delivered to Lessor for execution and (iii) cause all filings, recordings and other actions (reasonably requested by Lessor) to be taken or made, to the extent such filings, recordings or other actions are necessary or appropriate to perfect and protect Lessor's interest in the Replacement Unit and
(iv) furnish such other documents and evidence as Lessor or the Agent, or their respective counsel, may reasonably request in order to establish the consummation of the transactions contemplated by this Section 11.4. For all purposes hereof, upon passage of title thereto to Lessor the Replacement Unit shall be deemed part of the property leased hereunder and the Replacement Unit shall be deemed a "Unit" as defined herein with the same Equipment Cost as the Unit replaced thereby. Upon such passage of title, Lessor shall transfer to Lessee on an "as-is", "where-is" and "with all faults" basis, without recourse to or representation or warranty by Lessor (except as to the absence of Lessor's Liens), all Lessor's right, title and interest in and to the replaced Unit.

         11.5     (INTENTIONALLY OMITTED)

         11.6 RESERVATION OF AMOUNTS REGARDING LEASE DEFAULT OR LEASE EVENT OF DEFAULT.

         Any amount referred to in Sections 11.4(a) or 12 which is to be held by Lessor subject to the provisions of this Section 11.6 shall be held by Lessor as security for the obligations of Lessee under this Lease and at such time as there shall not be continuing any such Lease Default or Lease Event of Default, such amount (unless theretofore otherwise applied to the obligations of Lessee hereunder) shall be paid over to Lessee.

SECTION 12.  INSURANCE.

         Lessee, at its own cost and expense, shall insure the Equipment against all risks for the value of the Equipment and in no event for less than the Stipulated Loss Value of the Equipment. Notwithstanding the foregoing, if no Lease Event of Default shall have occurred and be continuing, Lessee may self-insure with respect to the insurance required in the preceding sentence. Lessee shall maintain comprehensive general public liability insurance and automobile liability insurance, each against such risks in amounts not less than $5,000,000 combined single limit. All such insurance shall be in such form as the Additionally Insured Parties shall approve, shall be with financially sound and reputable independent insurers, shall specify Lessor and the Agent, as their respective interests may appear, as loss payees with respect to property damage insurance and the Additionally Insured Parties, as their respective interests may appear, as additional insureds with respect to liability insurance. Any insurance policy maintained by Lessee pursuant to this Section 12 shall provide that such insurance may not be cancelled as to the Additionally Insured Parties or altered in any way that would affect the interests of the Additionally Insured Parties without at least 30 days prior written notice to the Additionally Insured Parties. All insurance shall be primary, without right of contribution from any other insurance carried by the Additionally Insured Parties, shall contain a "breach of warranty" provision satisfactory to the Additionally Insured Parties and shall waive any right of subrogation of the insurers against the Additionally Insured Parties. Lessee shall provide the Additionally Insured Parties (as reasonably requested by the Additionally Insured Parties) with evidence satisfactory to them of the required insurance at all times during the Term and, if applicable, during the Initial Storage Period.

SECTION 13.  LESSOR'S INSPECTION RIGHTS.

         Lessor shall have the right, but not the obligation, at its sole cost and expense, by its authorized representatives, to inspect the Equipment and Lessee's records with respect thereto during Lessee's normal business hours and upon reasonable prior notice to Lessee; provided, upon the occurrence of any Lease Default or Lease Event of Default such right of inspection shall be unconditionally available to Lessor and/or any potential Third Party Purchaser at any time and at the sole cost and expense of Lessee.

SECTION 14.  EVENTS OF DEFAULT.

         Each of the following events shall constitute a "Lease Event of Default" hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of Law or pursuant to or in compliance with any judgment, decree, action or order of any court or any order, rule or regulation of any Governmental Authority):

         (a) Lessee shall fail to make any payment of Basic Rent or Stipulated Loss Value within five Business Days after the date due, whether at stated maturity, by acceleration or otherwise; or

         (b) Lessee shall fail to make any payment of Supplemental Rent, including without limitation indemnity payments (but excluding payments of Stipulated Loss Value, which shall be subject to clause (a) above) after the same shall have become due and such failure shall continue unremedied for five Business Days after receipt by Lessee of written notice of such failure; or

         (c) (Intentionally Omitted)

         (d) Any representation or warranty made by Lessee in any Operative Agreement or in any certificate or financial statement furnished pursuant to the provisions thereof shall prove to have been false or misleading in any material respect as of the time made or furnished; or

         (e) To the extent the Credit Agreement is terminated or expires, Lessee shall default in the performance or observance of any covenant referenced in
Section 5.2 of the Participation Agreement and such default shall not be remedied for a period of five Business Days after notice thereof to Lessee from Lessor or any other Person; or

         (f) (Intentionally Omitted)

         (g) (Intentionally Omitted)

         (h) The Coca-Cola Company and any of its wholly-owned Subsidiaries shall fail for a period of 90 days to own at least 20% of the capital stock of Lessee, or such lesser percentage as shall result solely from the issuance after the date hereof by Lessee for fair consideration of capital stock to any other Person;

         (i) A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of Lessee or any Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Lessee or any Subsidiary or for any substantial part of its property, or for the winding-up or liquidation of its affairs and such proceeding shall remain undismissed or unstayed and in effect for a period of 60 days or such court shall enter a decree or order granting the relief sought in such proceeding;

         (j) Lessee or any Subsidiary shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such Law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Lessee or any Subsidiary or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing;

         (k) Lessee shall fail to observe and perform any of the covenants or agreements of Lessee set forth in Sections 10, 12, 19 or 22 (including without limitation the payment of all amounts under Section 22 on the due date therefor); or

         (l) Lessee shall fail to observe or perform any covenants or agreements (other than as referenced in Section 14(k) and also other than with respect to the Incorporated Covenants) to be observed or performed by Lessee under any Operative Agreement and such failure shall continue unremedied for 30 days after notice to Lessee from Lessor, any Holder, any Lender, any Bank Lender and/or the Agent specifying the failure and demanding the same to be remedied; or

         (m) a Credit Agreement Event of Default shall have occurred and be continuing and the lenders under the Credit Agreement or the agent for such lenders shall have commenced the exercise of remedies with respect to such Credit Agreement Event of Default; or

         (n) the Agent shall fail at any time to have a perfected, first priority Lien on the Collateral.

SECTION 15.  REMEDIES.

         15.1     REMEDIES.

         Upon and after the occurrence of any Lease Event of Default, Lessor may exercise one or more of the following remedies as Lessor in its sole discretion shall elect (provided, once the exercise of remedies is commenced, Lessee may not cure any Lease Event of Default unless such cure is acceptable to Lessor in its sole discretion):

         (a) proceed by appropriate court action or actions, either at Law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof;

         (b) Lessor may demand that Lessee, and Lessee shall, upon demand of Lessor and at Lessee's sole cost and expense, forthwith return any or all of the Equipment to Lessor or its order in the manner and condition required by, and otherwise in accordance with all of the provisions of, Sections 6.1, 6.2 and 15.4; or Lessor may, at its option, enter upon the premises of Lessee or other premises where any of the Equipment may be located and take possession of and remove any or all of the Equipment and thenceforth hold, use, operate, sublease, possess and enjoy the same free from any right of Lessee or its sublessees and successors or assigns, to use such Equipment for any purpose whatever and without any duty to account to Lessee with respect to the proceeds thereof all without liability to Lessor for such entry or taking possession;

         (c) with or without taking possession, sell any or all of the Equipment at public or private sale, as Lessor may determine, with not less than five days prior notice to Lessee but free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such sale or for the proceeds thereof (except to the extent required by Section 15.1(e)), in which event Lessee's obligation to pay Basic Rent with respect to such Equipment hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Basic Rent is to be included in computations under Sections 15.1(d) or (e) if Lessor elects to exercise its rights under either of said Sections);

         (d) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under Sections 15.1(a), (b) or (c) with respect to any or all of the Equipment, Lessor, by written notice to Lessee specifying a payment date not earlier than 30 days after such notice, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Equipment due after the payment date specified in such notice), all Rent due and payable or accrued for such Equipment as of the payment date specified in such notice plus an amount equal to the excess, if any, of the Stipulated Loss Value for such Equipment computed as of the Scheduled Payment Date next preceding the payment date specified in such notice (or if such payment date occurs on a Scheduled Payment Date, then computed as of such Scheduled Payment Date) over the Fair Market Sales Value (as determined pursuant to Section 15.5) of such Equipment as of the payment date specified in such notice;

         (e) if Lessor shall have sold any or all of the Equipment pursuant to
Section 15.1(c), Lessor, by written notice to Lessee specifying a payment date not earlier than 30 days after such notice, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Equipment due after the payment date specified in such notice) all Rent and all Sales Expenses due and payable or accrued for such Equipment as of the payment date specified in such notice plus the amount, if any, by which the Stipulated Loss Value of such Equipment computed as of the Scheduled Payment Date next preceding the date of such sale (or if such sale occurs on a Scheduled Payment Date, then computed as of such Scheduled Payment Date) exceeds the proceeds of such sale;

         (f) in lieu of exercising its rights pursuant to Sections 15.1(d) or
(e) with respect to any or all of the Equipment and provided such Lease Event of Default has not been cured within the time period expressly set forth therefor in this Lease or waived, Lessor by written notice to Lessee specifying a payment date not earlier than five Business Days after such notice, may accelerate (provided such acceleration shall be deemed to occur automatically without further notice upon the occurrence of a Lease Event of Default as specified in Sections 14(i) or (j) and in such event the payment date referenced herein shall be deemed to be the date such Lease Event of Default occurs) the obligations of Lessee owed under the Lease and may demand that Lessee pay to Lessor (whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Lessee), and Lessee shall pay Lessor, on the payment date specified in such notice (in lieu of the Basic Rent for such Equipment due after the payment date specified in such notice) the sum of (i) all Rent due and payable or accrued for such Equipment as of the payment date specified in such notice plus (ii) an amount equal to the Stipulated Loss Value for such Equipment computed as of the Scheduled Payment Date next preceding the payment date specified in such notice (or if such payment date occurs on a Scheduled Payment Date, then computed as of such Scheduled Payment
Date); and upon payment by Lessee of all such damage amounts referenced in this
Section 15.1(f) and all Sales Expenses and other costs and expenses of transfer otherwise payable by Lessor, Lessor will transfer to Lessee, without recourse to or representation or warranty by Lessor (except as to the absence of Lessor's Liens), all Lessor's right, title and interest in and to such Equipment; and/or

         (g) Lessor may rescind or terminate this Lease or may exercise any other right or remedy that may be available to it under applicable Law.

In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Supplemental Rent due hereunder before or during the exercise of any of the foregoing remedies, and for reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including without limitation the repayment in full of any costs and expenses necessary to be expended in repairing any Unit in order to cause it to be in compliance with all maintenance standards imposed by this Lease and all Laws and all other costs and expenses, including without limitation reasonable legal fees, involved in any appearance by Lessor, any Holder, any Lender, any Bank Lender or the Agent in any bankruptcy or insolvency proceeding with respect to Lessee.

         LESSEE HEREBY ACKNOWLEDGES AND AGREES THAT FROM TIME TO TIME AND AT DIFFERENT TIMES LESSOR (ON BEHALF OF THE HOLDERS AND ACTING PURSUANT TO THE DIRECTION OF THE MAJORITY HOLDERS) AND THE AGENT (ON BEHALF OF THE LENDERS, AND THE BANK LENDERS AND ACTING PURSUANT TO THE DIRECTION OF THE MAJORITY IN INTEREST) MAY EACH ON A SEVERAL BASIS (X) DECLARE THE OCCURRENCE OF A LEASE EVENT OF DEFAULT AND (Y) EXERCISE REMEDIES UNDER THIS LEASE WITH REGARD TO THEIR RESPECTIVE RIGHT, TITLE AND INTEREST RESPECTING THE EQUIPMENT AND/OR IN THIS LEASE ARISING PURSUANT TO THE OPERATIVE AGREEMENTS OR OTHERWISE, WHICH IN THE CASE OF LESSOR SHALL INCLUDE ALL EXCEPTED PROPERTY AND THE EQUIPMENT AND IN THE CASE OF THE AGENT SHALL

INCLUDE ALL COLLATERAL. THE DECLARATION OF A LEASE EVENT OF DEFAULT AND THE COMMENCEMENT OF THE EXERCISE OF REMEDIES WITH RESPECT THERETO BY ANY PERSON ENTITLED TO DO THE SAME SHALL AUTOMATICALLY AND WITHOUT FURTHER ACTION CONSTITUTE AN ACCELERATION OF ALL OBLIGATIONS OF LESSEE UNDER THIS LEASE AND THE OTHER OPERATIVE AGREEMENTS. LESSEE WAIVES ANY AND ALL DEFENSES TO PAYMENT.

         15.2     CUMULATIVE REMEDIES.

         The remedies in this Lease provided in favor of Lessor shall not be deemed exclusive but shall be cumulative and shall be in addition to all other remedies in its favor existing at Law or in equity. Lessee hereby waives any mandatory requirements of Law, now or hereafter in effect, which might limit or modify any of the remedies herein provided, to the extent that such waiver is permitted by Law.

         15.3     NO WAIVER.

         No delay or omission to exercise any right, power or remedy accruing to Lessor upon any breach or default by Lessee under this Lease shall impair any such right, power or remedy of Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

         15.4     LESSEE'S DUTY TO RETURN EQUIPMENT UPON A LEASE EVENT OF
DEFAULT.

         If Lessor or any assignee of Lessor shall terminate this Lease pursuant to this Section 15, unless Lessee shall purchase the Equipment pursuant to this
Section 15, Lessee shall forthwith deliver possession of the Equipment to Lessor or its designees pursuant to Sections 6.1 through 6.3 as if Lessor were a "Third Party Purchaser" under such Sections.

         15.5     FAIR MARKET SALES VALUE.

         For purposes of this Lease, the "Fair Market Sales Value" of a Unit shall be the sales value that would be obtained in an arm's length transaction between an informed and willing buyer under no compulsion to buy and an informed and willing seller under no compulsion to sell, based upon the actual condition and location of the Unit in question, which value shall be determined by an appraiser selected by Lessor and reasonably acceptable to Lessee.

SECTION 16.  FURTHER ASSURANCES; EXPENSES.

         16.1     FURTHER ASSURANCES.

                  Lessee will duly execute and deliver to Lessor, the Holders, the Lenders, the Bank Lenders and the Agent such further documents and assurances and take such further action as may be required by applicable Law in order to effectively establish and protect the rights and remedies created in favor of Lessor, the Holders, the Lenders, the Bank Lenders and the Agent hereunder and under the Operative Agreements, including without limitation the execution and delivery of supplements or amendments hereto and to the Operative Agreements, in recordable form, subjecting to this Lease any Replacement Unit and the recording or filing of counterparts hereof or thereof in accordance with the Laws of such jurisdictions and such Uniform Commercial Code financing statements and other filings as are required to maintain the right, title and interest of Lessor in and to the Equipment and the remainder of the Trust Estate and to maintain the validity and perfection of the Lien of the Loan Agreement on the Collateral or as Lessor or the Agent may from time to time deem reasonably advisable; provided, that in connection with the foregoing Lessee shall also take such further action as is reasonably requested by Lessor or the Agent. The documents required by this
Section 16.1 shall be in form and substance reasonably acceptable to Lessee.

         16.2     EXPENSES.

         Lessee will pay all reasonable costs, charges and expenses (including without limitation reasonable attorneys fees and expenses) incident to any filing, refiling, recording and rerecording or depositing and redepositing of any instruments, Uniform Commercial Code filings or incident to the taking of action in accordance with Section 16.1.

SECTION 17.  LESSOR'S RIGHT TO PERFORM.

         If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein which requires the payment of money, Lessor may itself make such payment or perform or comply with such agreement which requires the payment of money, after giving prior written notice thereof to Lessee, but Lessor shall not be obligated hereunder to do so, and the amount of such payment, together with interest thereon at the Late Rate, to the extent permitted by applicable Law, shall be deemed to be Supplemental Rent, payable by Lessee to Lessor on demand. Notwithstanding the foregoing, Lessor may not make more than two such consecutive payments of Basic Rent and no more than six such payments of Basic Rent in the aggregate during the Term.

SECTION 18.  ASSIGNMENT.

         18.1     ASSIGNMENT BY LESSOR.

         Lessee and Lessor hereby confirm that concurrently with the execution and delivery of this Lease, Lessor has executed and delivered to the Agent the Loan Agreement, which is intended to assign as collateral security and grant a Lien in favor of the Agent in, to and under (among other things) the Equipment, this Lease and the Rent payable hereunder (excluding Excepted Property), all as more explicitly set forth in the Loan Agreement. Lessor agrees that it shall not otherwise assign or convey its right, title and interest in and to the Equipment, this Lease and the Rent payable hereunder (excluding the Excepted Property) or any other part of the Collateral, except (a) as expressly permitted by and subject to the provisions of the Participation

Agreement, the Trust Agreement and the Loan Agreement or (b) following the discharge of the Lien of the Loan Agreement in accordance with its terms.

         Lessee hereby consents to such assignment and to the creation of such Lien and consents to the terms and provisions thereof. Lessee (x) acknowledges that the Loan Agreement provides for the exercise by the Agent of all rights of Lessor hereunder to give any consents, approvals, waivers, notices or the like, to make any elections, demands or the like (excluding with regard to the Excepted Property, the Equipment and as otherwise provided in the Loan Agreement), (y) acknowledges receipt of an executed counterpart of the Loan Agreement as in effect on the date hereof and consents to all of the provisions thereof and (z) agrees that, to the extent provided in the Loan Agreement, the Agent shall have all the rights of Lessor hereunder (excluding such rights relating to any Excepted Property, the Equipment and as otherwise provided in the Loan Agreement) as if the Agent had originally been named as Lessor herein, to the extent provided in the Loan Agreement. Notwithstanding any provision of this Lease or any other Operative Agreement but without prejudice to Lessor's and the Holders' rights expressly provided for in the Loan Agreement, so long as Lessor's interest in the Equipment, this Lease and the Rent payable hereunder (excluding the Excepted Property) is subject to the Lien of the Loan Agreement, Lessee shall make all payments of Rent (excluding Segregated Excepted Property but including all other Excepted Property) to the Agent to such account as the Agent may specify to Lessee from time to time for distribution in accordance with the terms of the Operative Agreements, and the obligation of Lessee to make all such payments shall not be subject to any defense, counterclaim, setoff or other right or claim of any kind which Lessee may be able to assert against Lessor, any Holder, the Lenders, the Bank Lenders or the Agent in any action regarding this Lease or otherwise.

         18.2     ASSIGNMENT BY LESSEE.

         LESSEE WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR AND THE AGENT, ASSIGN ANY OF ITS RIGHT, TITLE OR INTEREST HEREUNDER; PROVIDED, ANY SUBLEASE WHICH SATISFIES SECTION 21 SHALL NOT BE CONSTRUED AS AN ASSIGNMENT OF LESSEE'S RIGHT, TITLE AND INTEREST HEREUNDER.

SECTION 19.  NET LEASE, ETC.

         This Lease is a net lease and Lessee's obligation to pay all Rent payable hereunder shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance of any character including without limitation
(a) any set-off, abatement, counterclaim, suspension, recoupment, reduction, rescission, defense or other right that Lessee may have against Lessor, any Holder, any Lender, any Bank Lender, the Agent, any Seller, any manufacturer of any Unit, or any other Person for any reason whatsoever, (b) any defect in or failure of title, merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part of any Unit, or any interruption or cessation in or prohibition of the use or possession of any Unit for any reason whatsoever, (c) any damage to, or removal, abandonment, requisition, taking, condemnation, loss, theft or destruction of all or any part of any Unit or any interference, interruption, restriction, curtailment or cessation in the use or possession of any Unit by Lessee or any other Person for any reason whatsoever or of whatever duration, (d) any insolvency, bankruptcy, reorganization or similar proceeding by or against Lessee, Lessor or any other Person, (e) the invalidity, illegality or unenforceability of this Lease, any other Operative Agreement, or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of Lessee to enter into this Lease or any other Operative Agreement to which it is a party or to perform the obligations hereunder or thereunder or consummate the transactions contemplated hereby or thereby or any doctrine of force majeure, impossibility, frustration or failure of consideration, or (f) any other circumstance or happening whatsoever, foreseeable or unforeseeable, whether or not similar to any of the foregoing. To the extent permitted by applicable Law, Lessee hereby waives any and all rights which it may now have or which at any time thereafter may be conferred upon it, by Law or otherwise, to terminate, cancel, quit or surrender this Lease with respect to any Unit, except in accordance with the express terms hereof. Each payment of Rent made by Lessee hereunder shall be final and Lessee shall not seek or have any right to recover all or any part of such payment from Lessor or any other Person for any reason whatsoever. If for any reason whatsoever this Lease shall be terminated by operation of Law or otherwise except as expressly provided herein, (x) Lessee shall nonetheless pay an amount equal to each Rent payment at the time and in the manner that such payment would become due and payable hereunder if this Lease had not been terminated or (y) at the option of Lessor, Lessee shall pay upon the next occurring Scheduled Payment Date, all Basic Rent, Supplemental Rent (including without limitation all Break-Amount, if any, on the Notes and the Certificates) and any and all other amounts then due and owing or accrued under any Operative Agreement. In the event Lessor elects the option set forth in subsection (y) of the preceding sentence, Lessor shall convey the Equipment to Lessee (or its designee) on an "as-is", "where-is" and "with all faults" basis, without recourse to or representation or warranty by Lessor except as to the absence of Lessor's Liens and Lessee shall pay all Sales Expenses.

SECTION 20.  NOTICES.

         Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be given in the manner provided in Section
10.3 of the Participation Agreement. All notices delivered to Lessor shall also be delivered to the Agent.

SECTION 21.  SUBLEASE.

         Without the prior written consent of Lessor, Lessee may sublease any Unit to any wholly-owned Subsidiary of Lessee (including without limitation downstream Subsidiaries) or to Piedmont Coca-Cola Bottling Partnership; provided, (a) no Lease Default or Lease Event of Default has occurred and be continuing at such time and (b) such sublease is a Permitted Sublease. Except as otherwise expressly set forth in the immediately preceding sentence, Lessee will not, without the prior written consent of Lessor (which shall be given or withheld in Lessor's reasonable discretion), assign, sublease (provided, unless expressly stated otherwise by Lessor at such time, each such sublease must be a Permitted Sublease) or otherwise transfer its rights or obligations with respect to this Lease, any other Operative Agreement or any of the Equipment and any attempted assignment, sublease or other transfer by Lessee without such Lessor consent shall be null and void.

         Any sublease referenced in this Lease shall only be deemed a "Permitted Sublease" if at the time Lessee enters into such sublease, all of the following conditions shall have been satisfied: (a) no such sublease by Lessee will (i) adversely affect the insurance coverage provided under Section 12, (ii) reduce any of the obligations of Lessee hereunder or under any Operative Agreement or
(iii) adversely affect the rights of Lessor hereunder, (b) all obligations of Lessee hereunder shall be and remain primary and shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety,
(c) each such sublease, and the rights and interests of any sublessee thereunder shall in all events be expressly subject and subordinate to this Lease, the rights and interests of Lessor, the Holders, the Lenders, the Bank Lenders and the Agent (in each case under the Operative Agreements), (d) such sublease shall not include any term or provision which would require or permit the sublessee thereunder to take any actions inconsistent with this Lease or the other Operative Agreements, (e) the term of any such sublease shall in no event exceed the then remaining portion of the Term and (f) no Lease Default or Lease Event of Default shall have occurred and be continuing. Lessee hereby grants a Lien to Lessor respecting all right, title and interest of Lessee, now or hereafter arising, in the above-referenced subleases and in connection therewith if Lessor hereafter requests, Lessee will take all actions necessary to perfect and maintain a first priority Lien in favor of Lessor respecting such subleases.

         Lessee shall make, or cause to be made, in a timely fashion all reasonable filings with respect to any such Permitted Sublease necessary to protect the rights of Lessor in the Unit subject to such Permitted Sublease.

SECTION 22.       END OF TERM PURCHASE, SALE AND RENEWAL OPTIONS.

         22.1     ELECTION OF END OF TERM OPTIONS.

         To the extent no Lease Default or Lease Event of Default shall have occurred and be continuing and if this Lease shall not have been earlier terminated, Lessee shall give an irrevocable written notice to the Agent (and promptly thereafter, the Agent shall provide such notice to Lessor, the Holders, the Lenders and the Bank Lenders), respecting all, but not less than all, the Equipment in a particular Class at least 120 days (but not more than 180 days) prior to the expiration date of the Basic Term or any Renewal Term, as applicable (but only to the extent such expiration date shall occur on an annual anniversary of the Basic Term Commencement Date), and pursuant to such notice, Lessee shall elect one of the options described in Sections 22.2(a) or (b) or 22.3; provided, the option described in Section 22.3 shall not be available to Lessee unless the conditions for renewal set forth in Section 22.3 have been satisfied; provided, further, to the extent Lessee does not give any such notice at least 120 days (but not more than 180 days) prior to the expiration of the Basic Term (in the case of Class A Equipment) and the Basic Term or the first Renewal Term, as applicable, (in the case of Class B Equipment and Class C Equipment) Lessee without further action shall be deemed to have exercised its renewal option pursuant to Section 22.3; provided, further, Lessee may not elect the renewal option pursuant to Section 22.3 at the Final Renewal Term Expiration Date and to the extent Lessee does not give any such notice at least 120 days (but not more than 180 days) prior to the Final Renewal Term Expiration Date, Lessee without further action shall be deemed to have exercised its purchase option pursuant to
Section 22.2(a). Lessee may not exercise any such end of term purchase or sale option respecting any Unit in a particular Class unless Lessee exercises such option respecting all Units in such Class at the same time.

         22.2     PURCHASE BY LESSEE; PURCHASE BY THIRD PARTY PURCHASERS.

         (a) To the extent Lessee elects this option, then on the expiration date of the Basic Term or any Renewal Term, as applicable (but only to the extent such expiration date shall occur on an annual anniversary of the Basic Term Commencement Date), as elected (or deemed elected) by Lessee pursuant to
Section 22.1, Lessee shall purchase all, but not less than all, of the Equipment in a particular Class for an amount equal to the aggregate Stipulated Loss Value of such Equipment. At such time, Lessee shall also pay all Basic Rent, all Supplemental Rent (including without limitation all Break-Amount and any interest or discount on outstanding Commercial Paper maturing after such date, if any, on the Notes and the Certificates) then due and owing or accrued and all Sales Expenses. Upon receipt of all funds then due and owing to Lessor hereunder, Lessor shall sell to Lessee all of Lessor's right, title and interest in and to such Equipment on an "as-is", "where-is" and "with all faults" basis without recourse to or representation or warranty by Lessor, except as to the absence of Lessor's Liens, and deliver a bill of sale to Lessee to transfer the same. If Lessee has exercised its purchase option, but has not on or prior to the expiration date of the Basic Term or any Renewal Term, as applicable, paid all amounts for which it is obligated under this Section 22.2(a), then Lessor in its sole discretion may elect to refuse to sell such Equipment to Lessee.

         (b) To the extent Lessee elects this option, then Lessee shall solicit bona fide bids for the Equipment in a particular Class from prospective Third Party Purchasers in accordance with the provisions of Section 10.2, and one or more Third Party Purchasers shall purchase all, but not less than all, of the Equipment in a particular Class. If purchase amounts are received from one or more Third Party Purchasers in an aggregate amount in excess of the aggregate Maximum Lessor Risk Amount for such Equipment, or if Lessor agrees in its sole discretion to accept such purchase amounts which are less than the Maximum Lessor Risk Amount for such Equipment, then on the expiration date of the Basic Term or any Renewal Term, as applicable, (i) Lessor shall sell to the highest bidding Third Party Purchasers all of Lessor's right, title and interest in and to such Equipment on an "as-is", "where-is" and "with all faults" basis, without recourse to or representation or warranty by Lessor except as to the absence of Lessor's Liens, (ii) such bidders shall pay Lessor the bid amount solely for the account of Lessor, (iii) Lessee shall pay, or cause to be paid, all Basic Rent and Supplemental Rent (including without limitation all Break-Amount and any interest or discount on outstanding Commercial Paper maturing after such expiration date, if any, on the Notes and the Certificates) then due and owing and all Sales Expenses and (iv) Lessor shall promptly deliver a bill of sale to the applicable Third Party Purchaser transferring all of Lessor's right, title and interest in and to such Equipment consistent with Section 22.2(b)(i). If Lessor (x) does not receive any bid or bids in excess of the aggregate Maximum Lessor Risk Amount for such Equipment from bona fide prospective Third Party

Purchasers and does not accept bids received for less than the aggregate Maximum Lessor Risk Amount for such Equipment, or (y) does not receive all bid amounts from the Third Party Purchasers on or prior to the expiration date of the Basic Term or any Renewal Term, as the case may be, then on such applicable expiration date, Lessee shall pay Lessor the aggregate Maximum Lessee Risk Amount for such Equipment and all amounts referenced in Section 22.2(b)(iii), Lessee shall transfer all its rights in such Equipment to Lessor, Lessee shall deliver such Equipment to Lessor pursuant to Section 6.1 through 6.4 and Lessor shall retain title to such Equipment.

         (c) If the aggregate Proceeds of Sale are more than the aggregate Stipulated Loss Value for the Equipment in a particular Class, Lessor shall on the expiration date of the Basic Term or any Renewal Term, as the case may be, pay to Lessee an amount equal to such excess as an adjustment to the Rent payable under this Lease, provided, that Lessor shall have the right to offset against such adjustment payable by Lessor any amounts then due and payable from Lessee to Lessor hereunder. If the aggregate Proceeds of Sale regarding any sale of the Equipment in a particular Class under Section 22.2(b) are less than the aggregate Stipulated Loss Value for the Equipment in such Class, Lessee shall on the expiration date of the Basic Term or Renewal Term, as the case may be, pay to Lessor an amount equal to such deficiency as an adjustment to the Rent payable under this Lease, but in no event shall the amount Lessee is required to pay Lessor with respect to such deficiency exceed the aggregate Maximum Lessee Risk Amount for the Equipment in such Class.

         22.3     RENEWAL OPTION.

         So long as (a) renewal for such Renewal Term shall not be prohibited by any Law and (b) no Lease Default or Lease Event of Default shall have occurred and be continuing on the day preceding the first day of any such Renewal Term, Lessee may at its option renew this Lease for all, but not less than all, the Equipment in a particular Class for not more than one Renewal Term for the Class A Equipment, not more than three Renewal Terms for the Class B Equipment and not more than five Renewal Terms for the Class C Equipment, each Renewal Term shall be of one year's duration. Notwithstanding the foregoing, the C Class Equipment may not be renewed for more than three Renewal Terms unless the Bank Lenders have extended the Bank Commitment Expiration Date for an additional period at least as long as such additional Renewal Term or Renewal Terms, as the case may be. Such option to renew may be exercised by Lessee in accordance with the provision of Section 22.1. All terms and provisions of this Lease shall be applicable during each Renewal Term.

SECTION 23.  LIMITATION OF LESSOR'S LIABILITY.

         It is expressly agreed and understood that all representations, warranties and undertakings of Lessor hereunder (except as expressly provided herein) shall be binding upon Lessor only in its capacity as Owner Trustee under the Trust Agreement and in no case shall First Security be personally liable for or on account of, any statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder, except that Lessor (or any successor Owner Trustee) shall be personally liable for its gross negligence or willful misconduct and for its breach of its covenants, representations and warranties contained herein or in any other Operative Agreement to the extent covenanted or made in its individual capacity.

SECTION 24.  MISCELLANEOUS.

         24.1     GOVERNING LAW; WAIVER OF JURY TRIAL; SEVERABILITY.

         THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NORTH CAROLINA; PROVIDED, THAT THE PARTIES SHALL BE ENTITLED TO ALL RIGHTS CONFERRED BY ANY APPLICABLE FEDERAL LAW.

         LESSEE AND LESSOR HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THAT THEY MAY EFFECTIVELY DO SO THE RIGHT TO A TRIAL BY JURY.

         Whenever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Lease shall be prohibited by or invalid under the Laws of any jurisdiction, such provision, as to such jurisdiction, shall be, to the extent permitted by Law, ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease in any other jurisdiction.

         24.2     EXECUTION IN COUNTERPARTS.

         This Lease may be executed in any number of counterparts, each executed counterpart constituting an original and in each case such counterparts shall constitute but one and the same instrument; provided, that to the extent this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no Lien on this Lease may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Agent on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

         24.3     PERSONAL PROPERTY TAXES.

         Lessor and Lessee hereby agree that to the extent permitted by Law during the Term (a) Lessee will prepare and file all returns and other appropriate documentation in regard to personal property taxes on the Equipment,
(b) pay all such personal property taxes and (c) reimburse Lessor for any and all such personal property taxes and out-of-pocket costs and expenses in connection therewith previously paid by Lessor with regard to the Term.

         24.4     AMENDMENTS AND WAIVERS.

         No term, covenant, agreement or condition of this Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto and except as may be permitted by the terms of the other Operative Agreements.

         24.5     BUSINESS DAYS.

         If any payment is to be made hereunder or any action is to be taken hereunder on any date that is not a Business Day, such payment or action otherwise required to be made or taken on such date shall be made or taken on the immediately succeeding Business Day with the same force and effect as if made or taken on such scheduled date and as to any payment (subject to accrual and payment of interest for the period of such extension on such next succeeding Business Day); provided, notwithstanding the foregoing, (a) where the next succeeding Business Day falls in the next succeeding calendar month such payment shall be made on the next preceding Business Day, (b) no Scheduled Payment Date shall extend beyond the Maturity Date and (c) where a quarterly rent period (for purposes of calculation of installments of Basic Rent) begins on a day for which there is no numerically corresponding day in the calendar month in which such quarterly rent period is to end, such quarterly rent period shall end on the last Business Day of such calendar month.

         24.6     DIRECTLY OR INDIRECTLY.

         Where any provision in this Lease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         24.7     INCORPORATION BY REFERENCE.

         (a) The obligations of Lessee set forth in Sections 7.1 and 7.2 of the Participation Agreement are hereby incorporated by reference.

         (b) Any provision of any other Operative Agreement stated herein to be incorporated by reference shall be construed as having been incorporated herein with the same effect as if such provision had been set forth in this Lease in full and shall survive any termination of the Operative Agreement from which such provision is incorporated.

         24.8     UNIFORM COMMERCIAL CODE.

         The parties hereto intend that this Lease be construed as a "finance lease" under Article 2-A of the North Carolina Uniform Commercial Code.

         24.9     BREAK-AMOUNT.

         In the case of any prepayment of all or any portion of the unpaid Rent, Lessee shall pay Lessor, on the date specified by Lessor, an amount equal to the Break-Amount provided such payment is permitted by Law.

         24.10    TITLE REPRESENTATION BY LESSEE.

         Upon any sale or transfer of any Equipment to any Third Party Purchaser (pursuant to the exercise of remedies upon the occurrence of a Lease Event of Default, pursuant to Sections 10 or 22.2(b) of this Lease or at such other times as requested by Lessor in connection with a sale or transfer or any Equipment to any Third Party Purchaser) or a retention of the Equipment by Lessor pursuant to
Section 22.2(b) of this Lease, Lessee shall represent and warrant (pursuant to a document satisfactory to such Third Party Purchaser or Lessor, as the case may
be) that good and marketable legal title in the applicable Equipment (other than with regard to Lessor's Liens) has been conveyed to such Third Party Purchaser or retained by Lessor, as the case may be. Lessee shall defend and indemnify such Third Party Purchaser or Lessor in connection with any challenge made to the above-referenced title, representation and warranty.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be duly executed and delivered by their respective officers as of the day and year first above written.

                            LESSOR:

                            FIRST SECURITY BANK, NATIONAL
                            ASSOCIATION, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1


                            By:_______________________________________________
                            Name:_____________________________________________
                            Title:____________________________________________



                            LESSEE:

                            COCA-COLA BOTTLING CO. CONSOLIDATE


                            By:_______________________________________________
                            Name:_____________________________________________
                            Title:____________________________________________


         *Receipt of the original counterpart of the foregoing Lease is hereby acknowledged on this day of _________, 1998.


                            NATIONSBANK, N.A.,
                            as Agent


                            By:_______________________________________________
                            Name:_____________________________________________
                            Title:____________________________________________



---------------------
*This acknowledgment is executed in the original counterpart only.

                                                              Class __ Equipment

                                    EXHIBIT A


                             LEASE SUPPLEMENT NO. __
                               (1998 Transaction)
                           (Coca-Cola Trust No. 97-1)


         LEASE SUPPLEMENT NO. __ (1998 Transaction) (Coca-Cola Trust No. 97-1) dated as of ____________, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Lease Supplement") between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1 (together with its successors and assigns permitted hereunder, the "Lessor"), and COCA-COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation (together with its successors and assigns permitted under the Lease referred to below, the "Lessee");

                              W I T N E S S E T H:

         Lessor and Lessee have heretofore entered into that certain Master Equipment Lease Agreement (1998 Transaction) (Coca-Cola Trust No. 97-1) dated as of January 14, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Lease"). The Lease provides for the execution and delivery of a Lease Supplement substantially in the form hereof for the purpose of confirming the acceptance and lease of the Units under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof. Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in Appendix A to the Lease.

         NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

         1. Lessee hereby acknowledges and confirms that as between Lessee and Lessor, Lessee has approved the Units identified on Schedule 1 hereto at the time and on the date set forth in the Certificate of Acceptance.

         2. Lessor hereby confirms delivery and lease to Lessee, and Lessee hereby confirms acceptance and lease from Lessor, under the Lease as hereby supplemented, the Units listed on Schedule 1 hereto.

         3. Lessee hereby represents and warrants that to the best of its knowledge no Event of Loss has occurred with respect to the Units set forth on
Schedule 1 hereto as of the date hereof.

         4. The Maximum Lessee Risk Amount for the Equipment is an amount computed in accordance with Schedule 2 hereto.

         5. The Maximum Lessor Risk Amount for the Equipment is an amount computed in accordance with Schedule 3 hereto.

         6. Stipulated Loss Value for the Equipment is an amount computed in accordance with Schedule 4 hereto.

         7. The aggregate Equipment Cost for the Units leased under this Lease Supplement is $________.

         8. The Interim Term Commencement Date for the Equipment is
______________.

         9. The Interim Term Expiration Date for the Equipment is January 15, 1999.

         10. The Basic Term Commencement Date for the Equipment is January 15, 1999.

         11. The Basic Term Expiration Date for the Equipment is January 15,
2001.

         12. Lessee may renew the Lease for no more than __________ consecutive Renewal Terms, each of one year's duration. [for Class A Equipment, one Renewal Term; for Class B Equipment, three Renewal Terms; and for Class C Equipment, three Renewal Terms (subject to extension for an additional two Renewal Terms in accordance with Section 22.3 of the Lease).]

         13. The Final Renewal Term Expiration Date is [ January 15, 2002 for Class A Equipment] [Janaury 15, 2004 for Class B Equipment] [January 15, 2004 for Class C Equipment (subject, regarding Class C Equipment, to extension for an additional two years in accordance with the provisions of Section 22.3 of the Lease)].

         14. Lessee hereby confirms its agreement, in accordance with the Lease as supplemented by this Lease Supplement, to pay Rent to Lessor or such other Person, as appropriate, as provided for in the Lease.

         15. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Lease Supplement may refer to the "Master Equipment Lease Agreement, dated as of January 14, 1998", the "Lease Agreement, dated as of January 14, 1998," or the "Lease, dated as of January 14, 1998," or may identify the Lease in any other respect without making specific reference to this Lease Supplement, but nevertheless all such references shall be deemed to include this Lease Supplement, unless the context shall otherwise require.

         16. This Lease Supplement shall be construed in connection with and as part of the Lease, and all terms, conditions and covenants contained in the Lease (a) are hereby incorporated herein by reference as though restated in their entirety and (b) shall be and remain in full force and effect.

         17. This Lease Supplement may be executed in any number of counterparts, each executed counterpart constituting an original and in each case such counterparts shall constitute but one and the same instrument; provided, that to the extent this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no Lien on this Lease Supplement may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Agent on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

         18. This Lease Supplement shall in all respects, including without limitation all matters of construction, validity and performance, be governed by and construed in accordance with the internal Laws of the State of North Carolina.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed and delivered by their respective officers as of the day and year first above written.

                                            LESSOR:

                                            FIRST SECURITY BANK, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity except as expressly
                                            provided herein, but solely as Owner
                                            Trustee under Coca-Cola Trust No.
                                            97-1


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            LESSEE:

                                            COCA-COLA BOTTLING CO. CONSOLIDATED


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


         *Receipt of the original counterpart of the foregoing Lease Supplement is hereby acknowledged on this ___ day of __________, 1998.


                                            NATIONSBANK, N.A.,
                                            as Agent


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________





-----------------------------------
*This acknowledgment is executed in the original counterpart  only.

                                   SCHEDULE 1

                   DESCRIPTION OF THE EQUIPMENT/EQUIPMENT COST


Make       Model  Serial Number     [VIN]      [REGISTRATION NUMBER]     Class    Equipment Cost
----       -----  -------------     -----      ---------------------     -----    --------------



                                   SCHEDULE 2

                           MAXIMUM LESSEE RISK AMOUNT


                                                            Maximum Lessee
       Scheduled Payment Date                              Risk Percentage*
       ----------------------                              ----------------

       ----------------------                              ----------------
       ----------------------                              ----------------
       ----------------------                              ----------------



--------------------
*Expressed as a percentage of Equipment Cost.

                                   SCHEDULE 3

                           MAXIMUM LESSOR RISK AMOUNT


                                                            Maximum Lessor
       Scheduled Payment Date                              Risk Percentage*
       ----------------------                              ----------------

       ----------------------                              ----------------
       ----------------------                              ----------------
       ----------------------                              ----------------



--------------------
*Expressed as a percentage of Equipment Cost.

                                   SCHEDULE 4

                              STIPULATED LOSS VALUE


During the Interim Term, the Stipulated Loss Value for each Unit under this Lease Supplement shall be an amount equal to the product of _________ multiplied by the Equipment Cost of such Unit. During the Basic Term and each Renewal Term, if any, the Stipulated Loss Value for each Unit under this Lease Supplement shall be computed as set forth below:


                                                     Stipulated Loss
         Scheduled Payment Date                      Value Percentage*
         ----------------------                      -----------------




------------------------------------
*Expressed as a percentage of Equipment Cost.

                                   APPENDIX A
             [ATTACH DEFINITIONS FROM PARTICIPATION AGREEMENT HERE]